EXHIBIT 10.53

AMENDMENT NO. 6

TO THE

CONTRACT FOR LAUNCH SERVICES

NO. IS-10-008

BETWEEN

IRIDIUM SATELLITE LLC

AND

SPACE EXPLORATION TECHNOLOGIES CORP.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Iridium & Space Exploration Technologies Corp. Proprietary Information

PREAMBLE

This Amendment No. 6 (the “Amendment”) to the Contract for Launch Services No. IS-10-008, signed on March 19, 2010 between Iridium Satellite LLC and Space Exploration Technologies Corp. (the “Contract”) is entered into on this 2nd day of November, 2015, by and between Iridium Satellite LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 (“Customer”) and Space Exploration Technologies Corp., a Delaware corporation, having its office at 1 Rocket Road, Hawthorne, CA 90250 (“Contractor”).

RECITALS

WHEREAS, Customer and Contractor have engaged in discussions relating to changes each would like to incorporate in the Contract reflecting adjustments to the Launch Schedule and certain recurring Milestones.

NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, the payments to be made by Customer to Contractor under the Contract and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties agree as follows:

Article 1:  Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract.

Article 2:  Section 16.1.1 of the Contract is hereby modified by (i) deleting the words “[***] months [***] to be provided under this Contract” immediately following the text “not later than” in the second line and (ii) inserting the date “[***]” in place thereof.

Article 3:  Exhibit B of the Contract is hereby deleted and replaced in its entirety by the Exhibit B attached hereto.

Article 4:  Table C.1 set forth in Exhibit C is hereby by modified by (i) deleting the Milestone titled [***] and (ii) inserting the following Milestones in place thereof.

Milestone	Milestone Due Date	Milestone Payment (US$)
[***]	[***]	$[***]
[***]	[***]	$[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

    Iridium & Space Exploration Technologies Corp. Proprietary Information                       2

Article 5:  The recurring Milestone Payments for each of the seven (7) Firm Launches as set forth in tables C.2 and C.3 of the Contract shall remain unchanged, except as replaced by the Milestone Payments for specific Firm Launches set forth in the below table. Customer shall pay such Milestones, subject to Section 4.1 of the Contract, in accordance with the revised Milestone Payment schedule for such Milestones set forth below.

Firm Launch Mission	Milestone Completion Nominal Dates	Milestone	Amount
[***]	[***]	[***]	$[***]

Article 6:  The SOW and [***] shall be modified to incorporate Contractor’s provision of:  (i) [***]; and (ii) [***].

Article 7:  This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 8:  All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

[Signatures on next page]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

    Iridium & Space Exploration Technologies Corp. Proprietary Information                       3

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

For CustomerFor Contractor

IRIDIUM SATELLITE LLC		SPACE EXPLORATION TECHNOLOGIES CORP.
Signature:	/S. Scott Smith/	Signature:	/Gwynne E. Shotwell/

Name:	S. Scott Smith	Name:	Gwynne Shotwell
Title:	Chief Operating Officer	Title:	President

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

    Iridium & Space Exploration Technologies Corp. Proprietary Information                       4

EXHIBIT B

LAUNCH SCHEDULE

Firm Launch Mission	Start Date of Launch Slot	Launch Date
[***]	[***]	[***]

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

    Iridium & Space Exploration Technologies Corp. Proprietary Information                       5